ADELPHIA COMMUNICATIONS CORPORATION

                          REGISTRATION RIGHTS AGREEMENT


         THIS AGREEMENT, made as of the 7th day of July, 1997, by and among TELESAT COMMUNICATIONS, INC. ("Telesat"), HIGHLAND HOLDINGS (the "Rigas Family") and ADELPHIA COMMUNICATIONS CORPORATION, a Delaware corporation (the "Company").

         WHEREAS, Telesat is the record and beneficial holder of 20,000 shares of the Company's Series C Convertible Preferred Stock, par value $.01 per share (the "Series C Preferred Stock"); and

          WHEREAS, the Rigas Family is the record and beneficial holder of 80,000 shares of the Series C Preferred Stock; and

         WHEREAS, Telesat, the Rigas Family and the Company have reached the agreements set forth herein and desire to provide the Registrable Securities (as defined herein) held by Telesat and the Rigas Family subject to the rights described herein.

         NOW, therefore, in consideration of the mutual promises and covenants contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

         1.        Definitions.  For purposes of this Agreement:

                            The term "Act" means the Securities Act of 1933, as
amended, or any other statute in effect from time to time corresponding to such act.

                            The terms "register," "registered," and
"registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Act and the declaration or ordering of effectiveness of such registration statement.

                            The term "Registrable Securities" means (i) the
Series C Preferred Stock held by the Holders (as herein defined), (ii) the Class A Common Stock of the Company, par value $.01 per share (the "Class A Common Stock") into which the Series C Preferred Stock held by the Holders, or such additional Series C Preferred Stock which may be issued as a dividend or distribution on such Series C Preferred Stock, shall be converted pursuant to the Certificate of Incorporation, and (iii) any securities of the Company issued as a dividend or other distribution with respect to, or in exchange or in replacement of, such Series C Preferred Stock or Class A Common Stock. Registrable Securities, if transferred pursuant to an exemption from registration under the Act, will remain Registrable Securities.

                            The term "Holder" or "Holders" means (i) Telesat and
the Rigas Family, and (ii) any other person holding Registrable Securities to whom these registration rights have been transferred.

         2. Request for Registration. If at any time the Company shall receive a written request (specifying that it is being made pursuant to this paragraph 2) from the Holders holding more than ten percent (10%) of the Registrable Securities held by all Holders at that time outstanding that the Company file a registration statement or similar document under the Act, covering the registration of Registrable Securities with a market value of not less than $1,000,000, then the Company shall promptly notify all other Holders of such request and shall use its best efforts to cause all Registrable Securities that Holders have requested by so registered to be registered under the Act.

         The Company shall be obligated to effect two (2) registrations per calendar year pursuant to this paragraph 2 (other than on Form S-3). At the option of a majority-in-interest of the selling Holders, any registration under this paragraph 2 must be for an underwriter or underwriters of recognized national standing reasonably acceptable to the Company.

         Notwithstanding the foregoing, the Company shall not be obligated to cause a registration statement to be filed and declared effective pursuant to this Section 2, or if the registration statement is effective, the Company may request the Holders not to (and upon such request the Holders hereby agree not to) make any sales pursuant thereto, for up to two periods of ninety (90) days each, there being not less than 90 days between any two such periods, as the Company shall specify, provided that the Company shall furnish to each such Holder a certificate signed by the President, the Chief Executive Officer or a Vice President or a Vice Chairman of the Company stating that in the good faith judgment of the Company it would be detrimental to the Company or its shareholders for a registration statement to be filed or for sales to occur under an effective registration statement.

         3. Piggyback Registration. Subject to paragraph 8, if at any time or from time to time the Company proposes to register any of its equity securities under the Act in connection with a primary or secondary public offering of such securities solely for cash on a form that would also permit the registration of the Registrable Securities, the Company shall, each such time, promptly give each Holder written notice of such determination. Upon the written request of any Holder given within twenty (20) days after mailing of any such notice by the Company, the Company shall use its best efforts to cause to be registered under the Act all of the Registrable Securities that each such Holder has requested be registered.

         4. Registrations on Form S-3. If (i) a Holder or Holders request in writing (specifying that it is being made pursuant to this paragraph 4) that the Company file a registration statement on Form S-3 (or any successor form to Form S-3 regardless of its designation) for a public offering of shares of the Registrable Securities and (ii) the Company is a registrant entitled to use Form S-3 to register such shares, then the Company shall notify all other Holders of such request and shall use its best efforts to cause to be registered on Form S-3 (or any successor form to Form S-3) all of the Registrable Securities that each Holder requests to be so registered. Rights to registration under this paragraph 4 are unlimited in number and are in addition to, and not in lieu of, rights to registration under paragraphs 2 and 3.

         5. Obligations of the Company. Whenever required under paragraphs 2, 3 or 4 to use its best efforts to effect the registration of any Registrable Securities, the Company shall, as promptly as practicable:

                            Prepare and file with the Securities and Exchange
Commission ("SEC") a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective until all Registrable Securities to be sold under such registration statement shall have been sold by Holders, either pursuant to such registration statement or pursuant to an exemption from the Act.

                            Prepare and file with the SEC such amendments and
supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                            Furnish to the Holders and deliver as directed such
numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                            Use its best efforts to register and qualify the
securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and further provided that (anything in this Agreement to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling shareholders, then such expenses shall be payable by selling shareholders pro rata, to the extent required by such jurisdiction.

                            In the event that Holders of Registrable Securities
propose to sell Registrable Securities pursuant to an underwritten offering, the Company shall enter into a customary underwriting agreement. The Company shall have the right to approve the managing underwriters proposed by the Holders for such offering; provided, however, that such approval shall not be unreasonably withheld.

         6. Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the Holders shall furnish to the Company such information regarding them, the Registrable Securities held by them, and the intended method of disposition of such securities as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

         7. Expenses of Demand Registration. All expenses incurred in connection with a registration pursuant to paragraph 2 or 4 (excluding underwriters' discounts and commissions), including without limitation all registration and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to paragraph 2 if the registration request is subsequently withdrawn, unless the Holders agree to forfeit their right to one demand registration pursuant to paragraph 2; and provided further that the Holders may withdraw a request if the audited financial statements of the Company materially and adversely differ from the information previously disclosed to the Holders at the time of their request, in which event the Holders shall not be required to pay any of the expenses and shall retain the right to require the Company to register Registrable Securities pursuant to paragraph 2.

         8. Company Registration Expenses. In the case of any registration effected pursuant to paragraph 3, the Company shall bear all registration and qualification fees and expenses (excluding underwriters' discounts and commissions), including any additional cost and disbursements of counsel for the Company that result from the inclusion of securities held by the Holders in such registration; provided, however, that each selling Holder shall bear the fees and costs of its own counsel.

         9. Underwriting Requirements. In connection with any offering involving an underwriting of shares being sold pursuant to a registration statement subject to Section 3 of this Agreement, such Registrable Securities as are requested to be included in such offering pursuant to this Agreement shall be included in such offering on the same terms as other securities of the same class as the Registrable Securities included in such offering; provided, however, that if in the written opinion of the managing underwriter or underwriters, the total amount of such securities to be so registered, when added to such Registrable Securities, will exceed the maximum amount of the Company's securities which can be marketed without otherwise materially and adversely affecting the entire offering, then the Company shall exclude from such offering (a) first, all securities other than Registrable Securities held by the Holders, being sold for the account of persons other than the Company,
(b) next, the minimum number of Registrable Securities held by the Holders, pro rata to the extent practicable on the basis of the number of Registrable Securities requested to be registered among the selling Holders as is necessary in the opinion of the managing underwriter or underwriters to reduce the size of the offering, and (c) last, the minimum number of securities for the account of the Company which in the opinion of the managing underwriter or underwriters may be excluded.

         10. Delay of Registration. No Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

         11. Indemnification and Contribution. Subject to paragraph 8 in the event any Registrable Securities are included in a registration statement under this Agreement:

                            To the extent not prohibited by law the Company will
indemnify and hold harmless each Holder requesting or joining in a registration, any underwriter (as defined in the Act) for it, and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934 (the "1934 Act") against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Act, the 1934 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus, or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading or arise out of any violation by the Company of any rule or regulation promulgated under the Act or the 1934 Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration; and will reimburse each such Holder such underwriter, or such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnify agreement contained in this paragraph 11(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

                            To the extent not prohibited by law, each Holder
requesting or joining in a registration will severally indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company (within the meaning of the Act or the 1934 Act) against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer, controlling person, agent or underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus, or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, agent or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this paragraph 11(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is affected without the consent of such Holder (which consent shall not be unreasonably withheld).

                            Promptly after receipt by an indemnified party under
this paragraph of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this paragraph, notify the indemnifying party in writing of the commencement thereof and (unless the interest of the indemnifying party conflicts with that of the indemnified party) the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to his ability to defend such action, shall relieve such indemnifying party, to the extent that he is prejudiced thereby, of any liability to the indemnified party under this paragraph, to the extent that he is prejudiced thereby, of any liability to the indemnified party under this paragraph, but the omission so to notify the indemnifying party will not relieve him of any liability that he may have to any indemnified party otherwise than under this paragraph.

                            In order to provide for just and equitable
contribution to joint liability under the Act in any case in which either (i) any Holder exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this paragraph 11 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this paragraph 11 provides for indemnification in such case, or (ii) contribution under the Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this paragraph 11; then, and in each such case, the indemnifying party, in lieu of iindemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other in connection with statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (A) no such Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

         12. Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Company agrees to use its best efforts to:

                            make and keep public information available, as those
terms are understood and defined in Rule 144, at all times subsequent to ninety
(90) days after the effective date of the first registration statement covering an underwritten public offering filed by the Company;

                            file with the SEC in a timely manner all reports and
other documents required of the Company under the 1934 Act; and

                            furnish to any Holder so long as such Holders own
any of the Registrable Securities forthwith upon request a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of said first registration statement filed by the Company), and of the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested in availing any Holder of any rule or regulation of the SEC permitting the selling of any such securities without registration.

         13. Lockup Agreement. In consideration for the Company agreeing to its obligations under this Agreement, each Holder agrees in connection with any registration of the Company's Class A Common Stock or Class B Common Stock for sale by the Company to the general public that, upon the request of the Company or the underwriters managing any underwritten offering by the Company of the Company's securities, not to sell, make short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred twenty (120 days) from the effective date of such registration as the Company or the underwriters may specify; provided, however, that the Company may not discriminate among the Holders with respect to any lockup arrangements pursuant to this Section 13.

         14. Certain Limitations in Connection with Future Grants of Registration Rights. From an after the date of this Agreement, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company providing for the granting to such holder of registration rights unless:

                            such agreement includes the equivalent of paragraph
13 as a term; and

                  (b) such registration rights, if more favorable than those granted herein, are extended to the Holders or their transferees permitted under paragraph 15.

         15. Transfer of Demand Registration Rights. The demand registration rights of the Holders under Sections 2 and 4 may be not transferred except (a) to an affiliate of Telesat or the Rigas Family (without restriction as to a minimum amount of Registrable Securities transferred), or (b) to a person who acquires at least 25% of the Registrable Securities originally issued to either Telesat or the Rigas Family. The Company shall be given written notice by the Holder at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Agreement are being assigned.

         16. Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and negotiations relating thereto.

         17. Governing Law. This Agreement, together with the rights and obligations of the parties hereunder shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to any jurisdiction's conflicts of laws provisions.

         18. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         19. Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

         20. Notices. Any notice, request or other communication required or permitted under this Agreement shall be given in writing and shall be deemed to be effectively given upon (i) personal delivery, (ii) delivery by U.S. Express Mail or other overnight courier service which provides evidence of delivery,
(iii) legible facsimile transmission, or (iv) the expiration of three (3) days following deposit with the United States Postal Service, by registered or certified mail, postage prepaid, addressed, in each case, as follows:

                  If to the Company:

                           Adelphia Communications Corporation
                           Attn:  Timothy J. Rigas
                           5 West Third Street
                           Coudersport, Pennsylvania  16915
                           Telephone: (814) 274-9830
                           Facsimile: (814) 274-7098

                           with a copy to:

                           Buchanan Ingersoll Professional Corporation
                           One Oxford Centre
                           301 Grant Street, 21st Floor
                           Pittsburgh, Pennsylvania 15219
                           Attn:  Carl E. Rothenberger, Jr., Esq.
                           Telephone:  (412) 562-8826
                           Facsimile:  (412) 562-1041

                  If to Telesat:

                           Telesat Cablevision, Inc.
                           11760 U.S. Highway One
                           Suite 600
                           N. Palm Beach, Florida  33408
                           Attn:  Leslie J. Gelber
                           Telephone:
                           Telecopier No.:  (561) 691-3615

                           with a copy to:

                           Abigail Watts-Fitzgerald
                           Steel Hector & Davis, LLP
                           200 South Biscayne Blvd.
                           Miami, Florida 33131
                           Telephone:
                           Facsimile:  (305) 577-7001

                  If to the Rigas Family


                           Highland Holdings
                           5 West Third Street
                           Coudersport, Pennsylvania  16915
                           Attention: Timothy J. Rigas
                           Telephone:  (814) 274-9830
                           Facsimile:  (814) 274-7098

or at such other address as any party may designate by ten (10) days advance written notice to the other party in accordance with the provisions of this Paragraph.

         21. Amendments. This Agreement may not be amended without the written consent of the Company and the holders of at least a majority in interest of the then outstanding Registrable Securities.

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


         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by a duly authorized representative as of the day first above written.

COMPANY:

ADELPHIA COMMUNICATIONS CORPORATION


By: /s/ Timothy J. Rigas

Name: Timothy J. Rigas

Title: Executive Vice President

TELESAT CABLEVISION, INC.


By: /s/ L. J. Gelber

Name: L. J. Gelber

Title: Vice President


THE RIGAS FAMILY:

HIGHLAND HOLDINGS


By: /s/ Michael J. Rigas

Name: Michael J. Rigas

Title: Partner